DIREXION SHARES ETF TRUST

Direxion Daily Emerging Markets Bond Bear 1X Shares

Direxion Daily Emerging Markets Bond Bull 2X Shares

Direxion Daily Emerging Markets Bond Bull 3X Shares (EMBU)

Supplement dated August 15, 2017 to the

Prospectus and Statement of Additional Information (“SAI”)

dated April 26, 2017, as last supplemented July 10, 2017

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved changes to the name, investment objective, investment strategy and underlying index of the Direxion Daily Emerging Markets Bond Bear 1X Shares (the “1X Fund”), Direxion Daily Emerging Markets Bond Bull 2X Shares (the “2X Fund”) and the Direxion Daily Emerging Markets Bond Bull 3X Shares (the “3X Fund”) (each a “Fund” and collectively the “Funds”).

Effective immediately, each Fund’s underlying index will change as shown in the table below and all references to each Fund’s Current Index in the Summary Prospectus, Prospectus and SAI will be replaced with the respective New Index:

Current Fund Name	Current Index	New Index
Direxion Daily Emerging Markets Bond Bear 1X Shares	J.P. Morgan Custom Emerging Markets Bond Index	J.P. Morgan EMBI® Global Core Index
Direxion Daily Emerging Markets Bond Bull 2X Shares	J.P. Morgan Custom Emerging Markets Bond Index	J.P. Morgan EMBI® Global Core Index
Direxion Daily Emerging Markets Bond Bull 3X Shares	J.P. Morgan Custom Emerging Markets Bond Index	J.P. Morgan EMBI® Global Core Index

Effective immediately, the description of each Fund’s Current Index in the Fund’s Prospectus and SAI will be replaced with the following description of the New Index:

New Index Description

J.P. Morgan EMBI® Global Core Index

The Index is a U.S. Dollar-denominated emerging markets debt index that tracks the total return performance of actively-traded external debt instruments in emerging market countries. An emerging market country’s external debt is the total debt owed to foreign creditors, such as to banks, foreign governments, or international financial institutions like the International Monetary Fund or the World Bank. In contrast, the internal debt is owed to domestic creditors. The Index limits the weights of countries with higher outstanding debt and increases the weights of countries with lower outstanding debt.

The Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from Index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit of such governments. Only those instruments which: (i) are denominated in U.S. Dollars; (ii) have a current face amount outstanding of $1 billion or more; (iii) have at least two years until maturity; (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country; and (v) have bid and offer prices that are available on a daily and timely basis, are considered for inclusion in the Index. The Index consists of both investment-grade and non-investment-grade bonds (also known as “junk bonds”). Convertible bonds are not eligible for inclusion in the Index. The Index is rebalanced monthly on the last business day of the month.

As of August 14, 2017, the Index included 374 constituents from the following 55 countries: Angola, Argentina, Azerbaijan, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Ghana, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Senegal, Serbia, Slovak Republic, South Africa, Sri Lanka, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, and Zambia and the Index’s five highest weighted countries were Mexico, Indonesia, Russia, Turkey and Philippines.

In addition, in each Fund’s Summary Prospectus and on page 3 of the 1X Fund’s statutory Prospectus, page 3 of the 2X Fund’s statutory Prospectus and page 189 of the 3X Fund’s statutory Prospectus, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is replaced with the following:

The Index’s annualized historical volatility rate for the five-year period ended December 31, 2016 was 5.33%. The Index’s highest volatility rate for any one calendar year during the five-year period was 6.81% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2016 was 5.80%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.

Finally, on page 18 of the statutory Prospectus for the 1X Fund, page 19 of the statutory Prospectus for the 2X Fund and on page 228 of the statutory Prospectus for the 3X Fund, in the section titled “Additional Information Regarding Investment Techniques and Policies - Market Volatility,” the table titled “Table 2 – Historic Volatility of each Fund’s Benchmark Index” is revised as follows to include the New Index’s annualized volatility rate for the five-year period ended December 31, 2016:

Index	5-Year Historical Volatility Rate
J.P. Morgan EMBI® Global Core Index	5.33%

For more information, please contact the Funds at (866) 476-7523.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.